----------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                              November 25, 1997


     STRUCTURED ASSET SECURITIES CORPORATION (as depositor under the Trust Agreement, dated as of November 1, 1997, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-4)


                   Structured Asset Securities Corporation
          ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



       Delaware                         33-99598           742440850
---------------------------------    -----------------    ----------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
       of Incorporation)              File Number)      Identification No.)



      200 Vesey Street
     New York, New York                                       10285
-----------------------------                              -------------
   (Address of Principal                                   (Zip Code)
    Executive Offices)


     Registrant's telephone number, including area code:  (212) 526-5594

                                  No Change
             ---------------------------------------------------------------
             (Former Name or Former Address, if Changed Since Last Report)




     Item 5.  Other Events
              ------------

     A. The Registrant registered issuances of Structured Asset Securities Corporation Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-99598) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $439,334,268 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-AP, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-AP, Class 2-AX, Class 1-B1, Class 2-B1, Class B2, Class B3, Class R1 and Class R2 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-4 on November 25, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated May 21, 1996, as supplemented by the Prospectus Supplement dated November 21, 1997, to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of November 1, 1997,
                                -----------
between Structured Asset Securities Corporation, as depositor (the "Depositor"), and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-AP, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-AP, Class 2-AX, Class 1-B1, Class 2-B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class R1 and Class R2 . The Certificates evidence all the beneficial ownership interest in a trust fund that consists primarily of two pools of fixed rate, fully amortizing, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $443,247,897 as of November 1, 1997, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

      Item 7.  Financial Statements; Pro Forma Financial Information and
               ---------------------------------------------------------
               Exhibits
               --------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               1.1  Terms  Agreement,   dated  November  21,   1997,  between
                    Structured  Asset   Securities  Corporation   and  Lehman
                    Brothers Inc.

               4.1 Trust Agreement, dated as of November 1, 1997, among Structured Asset Securities Corporation, as Depositor, and U.S. Bank National Association, as Trustee.

               99.1 Seller's Warranties and Servicing Agreement,  dated as of
                    November 1, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Purchaser, and First Nationwide Mortgage Corporation, as seller and servicer.

               99.2 Mortgage Loan Schedule.








                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                              CORPORATION




                              By:  /s/ Joseph J. Kelly
                                  -----------------------------------------
                                  Name: Joseph J. Kelly
                                  Title: Vice President




Dated: December 8, 1997








                                EXHIBIT INDEX
                                -------------



Exhibit No.              Description                          Page No.
-----------              -----------                          --------


1.1                      Terms Agreement

4.1                      Trust Agreement

99.1                     Seller's Warranties and Servicing Agreement

99.2                     Mortgage Loan Schedule